UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025

Vivos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39796	81-3224056
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(Address of principal executive offices) (Zip Code)

(866) 908-4867

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VVOS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 4, 2025, Vivos Therapeutics, Inc. (the “Company”) conducted its 2025 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock of the Company entitled to vote at the Annual Meeting was 7,504,807 shares outstanding as of the September 8, 2025 record date (the “Voting Stock”). No other shares of the Company’s capital stock were entitled to vote at the Annual Meeting.

The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was approximately 4,968,728 shares of Voting Stock, constituting a quorum. At the Annual Meeting, the Company’s stockholders:

(i)	elected each of R. Kirk Huntsman, Dr. Ralph Green, Anja Krammer, Mark Lindsay, Leonard Sokolow and Dr. Matthew Thompson (collectively, the “Director Nominees”) to serve as directors on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their earlier death, resignation or removal and their successors are elected and qualified;

(ii)	approved and adopted an amendment (the “Amendment”) to the Company’s 2024 Omnibus Equity Incentive Plan (the “2024 Plan”); and

(iii)	ratified the appointment of Baker Tilly US, LLP, the successor to Moss Adams LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 - Election of Directors

R. Kirk Huntsman, Dr. Ralph Green, Anja Krammer, Mark Lindsay, Leonard Sokolow and Dr. Matthew Thompson were each elected as a director to serve for a one-year term that expires at the 2026 annual meeting of stockholders or until a successor is elected and qualified or until her or his earlier death, incapacity, removal or resignation. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Vote
R. Kirk Huntsman	2,763,108	208,971	1,996,649
Dr. Ralph Green	2,661,653	310,426	1,996,649
Anja Krammer	2,741,252	230,827	1,996,649
Mark Lindsay	2,780,996	191,083	1,996,649
Leonard Sokolow	2,700,161	271,918	1,996,649
Dr. Matthew Thompson	2,627,358	344,721	1,996,649

Proposal No. 2 - Approval of the Amendment to the Company’s 2024 Omnibus Equity Incentive Plan

Approved and adopted the Amendment to the 2024 Plan. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
2,453,436	516,368	2,275	1,996,649

Proposal No. 3 - Ratification of the appointment of independent registered public accounting firm

Appointment by the Company’s audit committee of Baker Tilly US, LLP, the successor to Moss Adams LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
4,861,139	102,827	4,762	n/a

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVOS THERAPEUTICS, INC.

Dated: November 4, 2025	By:	/s/ Bradford Amman
	Name:	Bradford Amman
	Title:	Chief Financial Officer